SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 1999

                            PENN NATIONAL GAMING, INC
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
         (State or other jurisdiction of incorporation or organization)

                               0-24206 23-2234473
          (Commission File Number) (I.R.S. Employer Identification No.)


                  825 BERKSHIRE BLVD, SUITE 200, WYOMISSING, PA
                  19610 (Address of principal executive offices
                               including Zip code)

                                  610-373-2400
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets

GENERAL

         On January 28, 1999, pursuant to a First Amendment to an Asset Purchase Agreement, by, between and among Greenwood New Jersey, Inc. ("Greenwood"), International Thoroughbred Breeders, Inc., Garden State Race Track, Inc., Freehold Racing Association, Atlantic City Harness, Inc. and Circa 1850, Inc., the original parties to an Asset Purchase Agreement entered into as of July 2, 1998, and Penn National Gaming, Inc. ("Penn") (the "Agreement"), and pursuant to which Penn entered into a joint venture ("Joint Venture"), Penn, along with its Joint Venture partner, Greenwood agreed to purchase certain assets of the Garden State Race Track and Freehold Raceway, both located in New Jersey (the "Acquisition").

BASIC TERMS OF THE ACQUISITION

The purchase price for the Acquisition is approximately $46,000,000 (subject to reduction of up to approximately $1,000,000 based upon the resolution of certain disputed items, for which amounts have been placed in escrow). The purchase price consisted of $23,000,000 in cash and $23,000,000 pursuant to two deferred purchase price promissory notes in the amount of $22,000,000 and $1,000,000, each. Penn is responsible for approximately 50% for the purchase price. Pursuant to the Joint Venture Agreement, the Company agreed to guarantee severally: (i) up to 50% of the obligations of the Joint Venture under its Put Option Agreement ($17.5 million) with Credit Suisse First Boston Mortgage Capital LLC ("CSFB");(ii) up to 50% of the obligations of the Joint Venture obligation for the seven year lease at Garden State Park; (iii) up to 50% of the International Thoroughbred Breeders, Inc. for the contingent purchase price notes ($10.0 million) relating to the operating, if passed by the New Jersey legislature by the Joint Venture of OTW's and a telephone wagering accounts in New Jersey. In conjunction with the closing, the Company entered into a Debt Service
Maintenance Agreement with Commerce Bank, N.A. for the funding of a $23.0 million credit facility to the Joint Venture. The Joint Venture Agreement provides for a limited obligation of the Company of $11.5 million subject to limitations provided for in the Company's 10.625% Senior Notes Indenture.

THE JOINT VENTURE

         Greenwood and Penn entered into the Joint Venture on January 28, 1999, whereby the parties to the Joint Venture effectuated the Acquisition. The Joint Venture was contingent upon, among other things, Penn obtaining approvals necessary to effect the Joint Venture, which approvals included: (i) full and complete New Jersey regulatory approval (including but not limited to approval of the New Jersey Racing Commission), (ii) Hart Scott Rodino compliance; and
(iii) the written consent of a majority of the holders of its $80 Million Senior Notes issued December 17, 1997 to any necessary modification to the Indenture dated December 12, 1997 to permit Penn's investment in the Joint Venture (the "Penn Approvals"). At the initial closing of the Acquisition on January 28, 1999, Penn loaned FR Park Racing, LP, a New Jersey limited partnership ("FRPRLP") $11,250,000, which is secured by certain assets. After obtaining the above Approvals, the Joint Venture funded the two deferred purchase price promissory notes with a credit facility from a bank in the amount of $23.0 million. Penn invested an additional $250,000 into the Joint Venture as capital. Penn has approximately 50% interest in the Joint Venture. The Acquisition was consummated on July 29, 1999.

CERTAIN RELATED AGREEMENTS

         The Joint Venture will enter into various agreements with respect to the operation of the racing facilities.

ACCOUNTING TREATMENT

         The investment in the Joint Venture will be accounted for under the equity method of accounting.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Businesses Acquired.

         As of the time that this Report on Form 8-K is being filed with the Securities and Exchange Commission (the "Commission"), it is impractical for Penn to provide financial statements required pursuant to Item 7(a) of Form 8-K regarding giving effect to the consummation of the Acquisition contemplated by the Joint Venture. Penn anticipates such financial statements will be filed with the Commission on or before October 12, 1999, at which time Penn will file such financial statements under cover of an amendment to this Form 8-K.

(b)      Pro Forma Financial Information.

         As of the time this report on Form 8-K is being filed with the Commission, it is impractical for Penn to provide the pro forma financial information required pursuant to Item 7 (b) of Form 8-K regarding giving effect to the consummation of the Acquisition contemplated by the Joint Venture. Penn anticipates such pro forma financial information will be filed with the Commission on or before October 12, 1999, at which time Penn will file such pro forma financial information under cover of an amendment to this Form 8-K.

(c) Exhibits

Exhibit No.                Description

10.91 Second Amendment to Joint Venture Agreement dated as of July 29, 1999, between the Company and Greenwood Racing, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.92 Shareholder's Agreement dated July 29, 1999, between Penn National Holding Company and Greenwood Racing, Inc. (Incorporated by reference to the Company's
                           Form 10-Q, File #    0-24206, dated August 12, 1999.)

10.93 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between FR Park Racing, L.P., Pennwood Racing, Inc. and Penn National GSFR, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.94 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between FR Park Services, L.P., Pennwood Racing, Inc., and Penn National GSFR, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.95 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between GS Park Racing, L.P., Pennwood Racing, Inc. and Penn National GSFR, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.96 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between GS Park Services, L.P., Pennwood Racing, Inc. and Penn National GSFR, Inc.
                           (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.01a Subordination and Intercreditor Agreement dated July 29, 1999, between the Company, FR Park Racing and Commerce Bank, N.A. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.02a Debt Service Maintenance Agreement dated July 29, 1999, between the Company and Commerce Bank, N.A. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.03a First Supplemental Indenture dated may 19, 999, between the Company and State Street Bank and Trust Company, Trustee. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            PENN NATIONAL GAMING, INC

September 27, 1999                    By:_/s/Robert S. Ippolito________________
Date                                 Robert S. Ippolito, Chief Financial Officer



































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                                  Exhibit Index

Exhibit No.                Description
10.91                      Second Amendment to Joint Venture Agreement dated as
                           of July 29, 1999, between the Company and Greenwood
                           Racing, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12,
                           1999.)

10.92 Shareholder's Agreement dated July 29, 1999, between Penn National Holding Company and Greenwood Racing, Inc. (Incorporated by reference to the Company's
                           Form 10-Q, File #    0-24206, dated August 12, 1999.)

10.93 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between FR Park Racing, L.P., Pennwood Racing, Inc. and Penn National GSFR, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.94 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between FR Park Services, L.P., Pennwood Racing, Inc., and Penn National GSFR, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.95 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between GS Park Racing, L.P., Pennwood Racing, Inc. and Penn National GSFR, Inc. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.96 Amended and Restated Limited Partnership Agreement dated July 29, 1999, between GS Park Services, L.P., Pennwood Racing, Inc. and Penn National GSFR, Inc.
                           (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.01a Subordination and Intercreditor Agreement dated July 29, 1999, between the Company, FR Park Racing and Commerce Bank, N.A. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.02a Debt Service Maintenance Agreement dated July 29, 1999, between the Company and Commerce Bank, N.A. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)

10.03a First Supplemental Indenture dated may 19, 999, between the Company and State Street Bank and Trust Company, Trustee. (Incorporated by reference to the Company's Form 10-Q, File # 0-24206, dated August 12, 1999.)














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